UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2016

DOLLAR TREE, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway

Chesapeake, VA 23320

(Address of Principal Executive Offices and Zip Code)

(757) 321-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Dollar Tree, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 5, 2016 (the “Original Filing”). The Company is filing this amendment to its Original Filing to amend certain information included in its pro forma financial information that was filed as Exhibit 99.6 to the Original Filing (the “Original Pro Forma Financial Information”).  In particular, the Company is amending the Original Pro Forma Financial Information to reflect revisions to the pro forma adjustment for interest expense, the related change to the pro forma income taxes and the addition of adjustment amounts in the footnotes thereto.  Except as indicated herein, no other information included in the Original Filing is amended by this Amendment No. 1 on Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Amended Unaudited Pro Forma Condensed Combined Income Statement for fiscal year ended January 30, 2016 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Amended Unaudited Pro Forma Condensed Combined Income Statement for the Fiscal Year Ended January 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.
(Registrant)

Date: June 2, 2016	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended Unaudited Pro Forma Condensed Combined Income Statement for the Fiscal Year Ended January 30, 2016